                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549



                                ----------------



                                    FORM 8-K



                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (date of earliest event reported): February 4, 2002




                              STEEL DYNAMICS, INC.
             (Exact name of registrant as specified in its charter)

           Indiana                                0-21719                        35-1929476
(State or other jurisdiction of           (Commission File Number)              (IRS Employer
 incorporation or organization)                                              Identification No.)

         6714 Pointe Inverness Way, Suite 200, Fort Wayne, Indiana 46804
              (Address of principal executive officers) (Zip Code)


        Registrant's telephone number, including area code: 260-459-3553

          (Former name or former address, if changed since last report)
                                 Not Applicable
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ITEM 5.  OTHER EVENTS.

On February 26, 2002, the Registrant issued a press release announcing the commencement of a number of refinancing transactions. The text of this press release is attached as Exhibit 99.2 and is filed and incorporated herein by reference.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

(c)      EXHIBITS.

   99.2      Press Release dated February 26, 2002



                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereto duly authorized.

                                                   STEEL DYNAMICS, INC.



Date:  February 26, 2002                           By: /s/ Tracy L. Shellabarger
                                                           Tracy L. Shellabarger
                                                           Title:  Secretary



                                INDEX TO EXHIBITS

Exhibit   Description

99.2      Press Release dated February 26, 2002


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